                                                                      EXHIBIT 23

                                CONSENT OF EXPERT

         I consent to the reference to me under the heading "Item 1. Legal Proceedings" in the Quarterly Report on Form 10-Q of ArvinMeritor, Inc. ("ArvinMeritor") for the quarterly period ended December 31, 2000, and to the incorporation by reference of such reference into the following Registration Statements of ArvinMeritor:

         Form              Registration No.          Purpose
         ----              ----------------          -------
         S-8               333-53396                 ArvinMeritor Employee Savings Plan

         S-8               333-53498                 ArvinMeritor Hourly Employees Savings
                                                     Plan

         S-8               333-49610                 Meritor Automotive, Inc. 1997 Long-Term
                                                     Incentives Plan

         S-8               333-42012                 Arvin Industries, Inc. Employee Stock
                                                     Benefit Plan and 1988 and 1998 Employee
                                                     Stock Benefit Plans

         S-8               333-42014                 Arvin Industries, Inc. Savings Plan and
                                                     Employee Savings Plan

         S-3               333-43110                 Arvin Industries, Inc. Employee Savings
                                                     Plan

         S-3               333-43112                 Arvin Industries, Inc. Employee Stock
                                                     Benefit Plan

         S-3               333-43116                 Arvin Industries, Inc. 1998 Stock Benefit
                                                     Plan

         S-3               333-43118                 Arvin Industries, Inc. 1988 Stock Benefit
                                                     Plan

         S-3               333-43146                 Arvin Industries, Inc. Savings Plan

                                                              /s/ M. Lee Murrah
                                                              ----------------------------------
                                                              M. Lee Murrah, Assistant General
                                                              Counsel of ArvinMeritor, Inc.

Date:  February 13, 2001